EXHIBIT 10.1

             LOAN AND SECURITY AGREEMENT DATED AS OF APRIL 3, 2006 BETWEEN CIROND CORPORATION AND SAND HILL FINANCE, LLC




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                           LOAN AND SECURITY AGREEMENT

         This Loan and Security Agreement, dated as of April 3, 2006 (this "LOAN AGREEMENT"), is entered by and between CIROND CORPORATION, a Nevada corporation ("BORROWER"), and SAND HILL FINANCE, LLC, a California limited liability company ("LENDER"). All capitalized terms used herein and not otherwise defined shall have the meanings provided in SECTION 13 hereof.

         The parties agree as follows:

1.       THE LOAN.

         1.1 ADVANCE. Subject to the terms and conditions of this Agreement, Lender agrees to make one Advance to Borrower in an aggregate principal amount of up to $1,000,000. Payments will be made in accordance with the Note, as defined herein. Lender will disburse the Advance as follows: $500,000 to Account No. 122 100 024 at Chase Bank on account of payroll obligations set forth in the letter by Borrower to Lender of even date, and the balance to an account to be opened at Square 1 Bank. Borrower shall use the proceeds of the money disbursed to Chase Bank to pay payroll obligations of Servgate Technologies, Inc. ("Servgate") that Borrower assumed under a Foreclosure Sale Agreement of even date (the "Foreclosure Agreement"), and the proceeds disbursed to Square 1 Bank for working capital.

         1.2 LENDER EXPENSES. Borrower will to pay to Lender, (i) on the Closing Date, all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation of the Transaction Documents through the Closing Date, and (ii) after the Closing Date, all costs and expenses (including reasonable attorneys fees and expenses), as and when they become due, incurred in connection with the preparation of the Transaction Documents; reasonable Collateral audit fees; and Lender's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Transaction Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Event, whether or not suit is brought.

2.       CLOSING.

         2.1 CONDITIONS TO CLOSING. Before the funding of the Advance, the following conditions shall have been satisfied by Borrower or waived in writing by Lender:

               (a) Lender shall have received the following, in form and substance satisfactory to Lender:

                     (i)     This Agreement;

                     (ii) A Promissory Note ("NOTE") in the form attached hereto as EXHIBIT A, in the original principal amount of One Million Dollars ($1,000,000);

                     (iii) Copies, certified by the Secretary of Borrower, of: (A) the Articles of Incorporation and Bylaws of Borrower (as amended to the date of this Agreement), (B) the resolutions adopted by Borrower's board of directors authorizing the transactions contemplated hereby and the documents being executed in connection therewith, and (C) the incumbency of the officers executing this Agreement and the other Transaction Documents on behalf of Borrower;

                     (iv)    A Warrant (the "WARRANT");

                     (v)     Corporate Resolutions to Borrow;

                     (vii)   An Intercreditor Agreement;

                     (ix)    The Foreclosure Sale Agreement; and

                     (x)     One or more account control agreements.


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               (b)   No Event of Default has occurred.

               (c) The representations and warranties contained in this Agreement and the other Transaction Documents of Borrower shall be true and correct as if made on the date of funding of the Advance and the Incremental Advance.

               (d) Borrower shall have provided to Lender such other documents, instruments and agreements as Lender shall reasonably request.

               3. GRANT OF SECURITY INTEREST. As security for all present and future indebtedness, guarantees, liabilities, and other obligations of Borrower to Lender under this Agreement and the other Transaction Documents or otherwise (collectively, the "OBLIGATIONS"), Borrower grants Lender a security interest in all of Borrower's personal property, whether now owned or hereafter acquired, including without limitation all accounts, chattel paper, deposit accounts, documents, equipment, general intangibles (including intellectual property, patents, copyrights, trademarks, and goodwill), goods, fixtures, instruments, inventory, financial assets, investment property, letter of credit rights, money, and all of Debtor's books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and all products and proceeds thereof, as defined in this Agreement and the Uniform Commercial Code (collectively, the "COLLATERAL"). Borrower will execute, and authorizes Lender to execute on behalf of Borrower, such documents and take such actions as Lender deems appropriate from time to time to perfect or continue the security interest granted hereunder.


               4. REPRESENTATIONS AND WARRANTIES. Borrower represents to Lender on the date hereof and each date on which the Advance and the Incremental Advance is requested, as follows: (a) Borrower is not in default under any agreement under which Borrower owes any money, or any agreement, the violation or termination of which could have a Material Adverse Effect; (b) Borrower has taken all action and obtained all consents necessary to authorize the execution, delivery and performance of the Transaction Documents; (c) Borrower has good title to the Collateral and there are no liens, security interests or other encumbrances on the Collateral other than the security interest granted to Lender hereunder and Permitted Liens; (d) the execution and performance of the Transaction Documents do not conflict with, or constitute a default under, any agreement to which Borrower is party or by which Borrower is bound or a Legal Requirement; (e) the information provided to Lender on or prior to the date of the Advance and Incremental Advance is true and correct in all material respects; (f) all financial statements and other information provided to Lender fairly present Borrower's financial condition, and there has not been a material adverse change in the financial condition of Borrower since the date of the most recent of the financial statements submitted to Lender; (g) Borrower owns the patents, copyrights or trademarks, or is a licensee thereof, necessary for the operation of its business as currently conducted and as proposed to be conducted; (h) Borrower is in compliance with all Legal Requirements; (i) Borrower is not party to any litigation and is not the subject of any government investigation, and Borrower has no knowledge of any pending litigation or investigation or the existence of circumstances that reasonably could be expected to give rise to such litigation or investigation; (j) Borrower does not own any shares or other equity interests in any corporation, partnership, limited liability company or other entity; (k) Borrower's inventory is in all material respects of good and marketable quality, free from material defects, except for inventory for which adequate reserves have been made in accordance with GAAP, (l) all Collateral is in good operating condition and repair, subject to ordinary wear and tear, and Borrower has made all economically reasonable and necessary repairs thereto; (m) each account receivable represents an undisputed bona fide existing unconditional obligation of the account debtor created by the sale, delivery and acceptance of goods or the rendition of services in the ordinary course of Borrower's business;, and (r) no representation or other statement made by Borrower to Lender in any Transaction Document or any certificate or instrument delivered by Borrower to Lender in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made to Lender not misleading.

5.       AFFIRMATIVE COVENANTS.

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         5.1  FINANCIAL INFORMATION. Borrower will provide Lender (i) as soon as available, but in any event within 30 days after the last day of each month, monthly company-prepared consolidated financial statements in form and substance satisfactory to Lender, prepared in accordance with GAAP, (ii) as soon as available, but in any event within 90 days after the last day of Borrower's fiscal year, audited consolidated financial statements in form and substance satisfactory to Lender, prepared in accordance with GAAP, together with an unqualified opinion on such financial statements from an independent certified public accounting firm acceptable to Lender, (iii) copies of all materials provided to members of the Borrower's Board of Directors for meetings of the Board of Directors at the same time that such materials are provided to the members of the Borrower's Board of Directors, and (iv) promptly upon Lender's request, such other information relating to Borrower's operations and condition as Lender may reasonably request from time to time.


         5.2 GOOD STANDINGS; EXISTENCE; COMPLIANCE WITH LAWS. Borrower and each Subsidiary will maintain its corporate existence and good standing and will maintain in force all licenses and agreements necessary or appropriate to the conduct of its business. Borrower and each Subsidiary will pay all taxes on or before the date such taxes are due, and will comply with all Legal Requirements.

         5.3 BOARD SEATS. Borrower will take such actions as are necessary for Scott Broomfield and Humphrey Polanen to become members of Borrower's Board of Directors within seven days of the Closing Date.

         5.4 INSPECTION AND AUDIT RIGHTS. Lender shall have (i) a right to visit and inspect any of the properties of Borrower and its Subsidiaries, including a right to examine and copy Borrower's and its Subsidiaries' books and records from time to time upon reasonable notice to Borrower and (ii) to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, at such reasonable times and as often as Lender may reasonably request. Lender may audit Borrower's Collateral at Borrower's expense. Such audits will be conducted no more often than annually unless an Event of Default has occurred and is continuing. Lender will give Borrower 10 days advance notice of such an audit, unless an Event of Default has occurred and is continuing.

         5.5 INSURANCE. Borrower will maintain insurance in a form acceptable to Lender relating to the Collateral and Borrower's business in amounts and of a type acceptable to Lender. Any insurance on the Collateral shall include a lender's loss payable endorsement in favor of Lender as an additional loss payee, and any liability insurance shall show Lender as an additional insured.

6.       NEGATIVE COVENANTS. Borrower will not do any of the following:

         6.1 INVESTMENTS. Make any investments in, or loans or advances to, any Person other than in the ordinary course of business as currently conducted.

         6.2 ACQUISITIONS; MERGERS. Acquire the stock or other equity interest in, or any assets of, any Person other than in the ordinary course of business as currently conducted, or enter into any merger or consolidation with any Person.

         6.3 DISTRIBUTIONS. Make any distributions or pay any dividends to any Person on account of any equity ownership interest in Borrower or any Subsidiary, or make any payment on account of or in redemption, retirement or purchase of any capital stock of Borrower.

         6.4 AFFILIATE TRANSACTIONS. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower or any Subsidiary, except for transactions in the ordinary course of business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arms-length transaction with a non-affiliated Person,

         6.5    TRANSFERS.   Dispose  of any  interest  in   Borrower's  or  any
Subsidiary's assets, except for dispositions of inventory in the ordinary course of business as currently conducted,


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         6.6    SUBSIDIARIES.  Create  any  direct  or  indirect  subsidiary  of
Borrower,

         6.7 CORPORATE CHANGES. Except upon prior written notice to Lender, change Borrower's or any Subsidiary's state of incorporation or name.

         6.8 INDEBTEDNESS. Create, incur, assume or be liable for any Indebtedness, other than Permitted Indebtedness.

         6.9 LIENS; ENCUMBRANCES. Create, incur, or allow any Lien on any of its property or assign or convey any right to receive income, except for Permitted Liens.

         6.10 SUBORDINATED DEBT. Make any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt.

7.       EVENTS OF DEFAULT; REMEDIES.

         7.1. EVENTS OF DEFAULT. Any one or more of the following shall constitute an "EVENT OF DEFAULT" under this Agreement: (a) Borrower's failure
(i) to pay all or any part of the principal or interest hereunder on the date due and payable, or (ii) to comply with any agreement or covenant set forth in this Agreement or any other Transaction Document, or (iii) to comply with the terms of any material agreement to which Borrower is a party or by which it is bound, or any agreement pursuant to which Borrower has incurred indebtedness (or the occurrence of an Event of Default under any such agreement), or (iv) to comply with any Legal Requirements; or (b) the occurrence of an Insolvency Event; or (c) any representation made to Lender in this Agreement or any other Transaction Document, or any information given to Lender by or on behalf of Borrower, shall be incorrect in any material respect; or (d) any part of the Collateral becomes subject to an attachment, lien, security interest or levy in favor of any Person other than Lender, other than Permitted Liens; or (e) a judgment or judgments for the payment of money shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days; or (f) the occurrence or existence of any circumstance that has or could reasonably be expected to have a Material Adverse Effect.

         7.2 REMEDIES. Upon the occurrence of an Event of Default, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, be immediately due and payable and collectible by or on behalf of Lender, and Lender may exercise all of the rights of a secured party under the Uniform Commercial Code and any other applicable law. Lender may immediately set off and apply to any obligation outstanding hereunder and under any other Transaction Document any balances or deposits held by Lender or any indebtedness at any time owing to or for the credit or the account of Borrower held by Lender. Borrower shall assemble the Collateral in accordance with Lender's directions, and Lender shall have a right at Borrower's sole expense to dispose of all or any portion of the Collateral in the order and manner that Lender elects, in its sole discretion, in any commercially reasonable manner. Lender shall have a royalty-free license to use any name, trademark, or any property of Borrower to complete production of, advertisement for, and disposition of any Collateral and Lender shall have a license to enter into, occupy and use Borrower's premises and the Collateral without charge to exercise any of Lender's rights or remedies under this Agreement or under any other Transaction Document. Borrower irrevocably appoints Lender (and any of Lender's designated employees or agents) as Borrower's true and lawful attorney in fact to: endorse Borrower's name on any checks or other forms of payment; make, settle and adjust all claims under and decisions with respect to Borrower's policies of insurance; settle and adjust disputes and claims respecting accounts receivable with account debtors; execute and deliver all notices, instruments and agreements in connection with the perfection of the security interest granted in this Agreement or under any other Transaction Document; and sell, lease or otherwise dispose of all or any part of the Collateral. The appointment of Lender as Borrower's attorney in fact, and each of Lender's rights and powers, being coupled with an interest, is irrevocable until all amount owing to Lender under this Agreement and the other Transaction Documents have been repaid in full.

8. WAIVERS; INDEMNITY. Borrower waives notice of default, presentment and demand for payment, notice of dishonor, protest and notice of protest under this Agreement and any other Transaction Document. Borrower shall pay all costs of collection and enforcement of this Agreement when incurred, including reasonable attorneys' fees, costs and


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expenses  incurred before,  after or in connection with of an Insolvency  Event.
Lender shall not in any case be liable for any loss of, or damage to, the Collateral, the risk of which shall be borne by Borrower at all times. Borrower shall indemnify and hold Lender harmless from any claim, obligation or liability (including without limitation reasonable attorneys fees and expenses) arising out of this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, including any claim, obligation or liability arising before, after or in connection with an Insolvency Event. The indemnity obligation hereunder shall survive repayment of all Obligations and termination of this Agreement until all applicable statute of limitation periods as to actions that may be brought against Lender have run.

9. MAXIMUM LAWFUL RATE. On the Maturity Date or, if earlier, the date that the Advance and all accrued interest thereon are paid in full, Lender will compute the total amount of interest that has been contracted for, charged or received by Lender or payable by Borrower hereunder and compare such amount to the Maximum Lawful Amount that could have been contracted for, charged or received by Lender. If such computation reflects that the total amount of interest that has been contracted for, charged or received by Lender or payable by Borrower exceeds the Maximum Lawful Amount, then Lender shall apply such excess to the reduction of the principal balance, and any remaining excess shall be refunded to Borrower. This provision concerning the crediting or refunding of excess interest shall control and take precedence over all other agreements between Borrower and Lender so that under no circumstance shall the total interest contracted for, charged or received by Lender exceed the Maximum Lawful Amount.

10. NOTICES. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Transaction Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by facsimile, to Borrower or to Lender, as the case may be, at its addresses set forth below:

         If to Borrower:               CIROND CORPORATION
                                       4185 Still Creek Drive, Suite B101
                                       Burnaby, BC  V5C 6G9, Canada.
                                       Attn: __________________
                                       Fax 604-205-3984


         If to Lender:                 SAND HILL FINANCE, LLC
                                       20573 Stevens Creek Blvd., Suite 200
                                       Cupertino, CA  95014
                                       Attention: Ron Ernst
                                       Fax: (408) 447-8535


The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11. JURY WAIVER; JUDICIAL REFERENCE. LENDER AND BORROWER WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT, THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR
THEREIN, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. IF THIS JURY WAIVER IS FOR ANY REASON UNENFORCEABLE, THE PARTIES AGREE TO RESOLVE ALL CLAIMS, CAUSES AND DISPUTES BY A JUDGE ACTING AS REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638.


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12.      MISCELLANEOUS.  Lender  may assign all or any part of its  interest  in this Agreement or the Advance to any Person, or grant a participation of any interest in this Agreement, without notice to, or the consent of, Borrower. This Agreement can be amended only by an instrument signed by Lender and Borrower. All prior agreements, understandings and negotiations are superseded by this Agreement. Borrower may not assign any obligation hereunder without Lender's consent, which may be granted or withheld in Lender's sole discretion. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. All covenants, representations and warrants made in this Agreement shall continue in full force and effect so long as any obligations hereunder remain outstanding. This Agreement shall be governed by the internal laws of the State of California, without regard to conflicts of laws rules. Borrower and Lender consent to the jurisdiction of the United States District Court of the Northern District of California and the state courts for Santa Clara, California.

13.      DEFINITIONS.

         "AFFILIATE" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers and directors.

         "CLOSING DATE" means the date of this Agreement.

         "CONTINGENT OBLIGATIONS" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards, or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

         "COPYRIGHTS" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

         "EVENT OF DEFAULT" shall have the meaning given to such term in Section 7.

         "FORECLOSURE SALE AGREEMENT" means the Foreclosure Sale Agreement of even date among Borrower, Servgate, Sand Hill Finance, LLC and BSGL, LLC.

         "GAAP" is generally accepted accounting principles in effect in the United States.

         "GOVERNMENTAL AUTHORITY" means any federal, state, provincial, municipal and foreign governmental entity, authority, or agency or any other political subdivision, or any entity exercising executive, legislative judicial, regulatory or administrative functions of government.

         "INDEBTEDNESS" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of


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credit,  (b) all obligations  evidenced by notes,  bonds,  debentures or similar
instruments,   (c)  all  capital  lease  obligations,  and  (d)  all  Contingent
Obligations.

         "INSOLVENCY EVENT" means Borrower's becoming insolvent, or becoming the subject of any case or proceeding under the United States Bankruptcy Code or any other law relating to the reorganization or restructuring of debt, or if any of Borrower's assets is attached or becomes subject to levy or judicial proceeding

         "INTELLECTUAL PROPERTY COLLATERAL" means all of Borrower's right, title, and interest in and to Copyrights, Trademarks and Patents, trade secrets, design rights, claims for damages relating to the foregoing, licenses or other rights to use any of the foregoing, and all amendments, renewals and extensions of any of the foregoing.

         "LEGAL REQUIREMENT" means any statute, ordinance, code, law, rule, regulation, order or other requirement, standard, procedure enacted, adopted or applied by any Governmental Authority, including, decisions, orders, writs, awards, or injunctions of an arbitrator or a court or other Governmental Authority.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business operations, condition (financial or otherwise) or prospects of Borrower, (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Transaction Documents, or (iii) Borrower's interest in, or the value, perfection or priority of Lender's security interest in the Collateral.

         "MATURITY DATE" has the meaning assigned in the Note.

         "MAXIMUM LAWFUL AMOUNT" means the maximum amount of interest that is permissible under applicable state or federal laws for the type of loan evidenced by the Transaction Documents.

         "PATENTS" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

         "PERMITTED INDEBTEDNESS" means:

                  (a) Indebtedness of Borrower in favor of Lender arising under this Agreement or any other Transaction Document;

                  (b) Indebtedness owed by Borrower from time to time under the Foreclosure Sale Agreement and the SHF Finance Documents, the BSGL Loan Documents, as defined in the Foreclosure Sale Agreement, and the promissory notes issued by Borrower to Sand Hill Finance, LLC and BSGL, LLC, as specified under the Foreclosure Sale Agreement; and

                  (c) Indebtedness to trade creditors incurred in the ordinary course of business.

         "PERMITTED LIENS" means:

                  (a) Any liens (i) existing on the Closing Date and disclosed in writing to Lender on or before the Closing Date (excluding liens to be satisfied with the proceeds of the Advance) or (ii) arising under this Agreement or the other Transaction Documents;

                  (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves, provided the same have no priority over any of Lender's security interests;

                  (c) Purchase money liens (i) on equipment and software acquired or held by Borrower incurred for financing the acquisition of the equipment and software, or (ii) existing on equipment when acquired, if the lien is confined to the property and improvements and the proceeds of the equipment and software;


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

                  (d) Liens securing the Indebtedness referred to in clause (b) of "Permitted Indebtedness";

                  (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under SECTION 7; and

                  (f) Liens in favor of other financial institutions arising in connection with Borrower's deposit accounts held at such institutions to secured standard fees for deposit services charged by, but not financing made available by such institutions, provided that Lender has a perfected security interest in the amounts held in such deposit accounts.

         "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

         "SUBORDINATED DEBT" means any debt incurred by Borrower that is subordinated in writing to the debt owing by Borrower to Lender on terms acceptable to Lender.

         "TRADEMARKS" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

         "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect from time to time in the state of California.


                            [Signature page follows.]











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         IN WITNESS WHEREOF,  the undersigned have executed this Agreement as of the first day above written.

BORROWER:                                 LENDER:

CIROND CORPORATION                        SAND HILL FINANCE, LLC



By:   /s/ NICHOLAS R. MILLER              By:
   -------------------------------           -----------------------------------

Name:  Nicholas R. Miller                 Name:
      ----------------------------             ---------------------------------

Title:   C.E.O.                           Title:
       ---------------------------              --------------------------------






















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